Exhibit 10.41

SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

THIS SECOND AMENDMENT (THE “SECOND AMENDMENT”) DATED MARCH 30, 2012 TO THE STOCK PURCHASE AGREEMENT (THE “ORIGINAL AGREEMENT”) DATED AS OF DECEMBER 29, 2011 AMONG SORRENTO THERAPEUTICS, INC. (THE “COMPANY”) AND EACH OF THE INVESTORS LISTED ON EXHIBIT A-1 AND EXHIBIT A-2 (EACH, AN “INVESTOR” AND COLLECTIVELY, THE “INVESTORS”), AND AS AMENDED FEBRUARY 28, 2012 (THE “FIRST AMENDEMNT,” AND TOGETHER WITH THE ORIGINAL AGREEMENT, THE “AGREEMENT”).

RECITALS

WHEREAS, Company and the Investors (collectively, the “Parties”) are parties to the Agreement which became effective on December 29, 2011, which was amended on February 28, 2012; and

WHEREAS, the Company and Investors wish to amend Section 3.1 of the Agreement to extend the Additional Closing Date from March 23, 2012 until May 15, 2012; and

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Agreement and this Second Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders agree as follows:

AMENDMENT

1. Amendment to Section 3.1 of Agreement. Section 3.1 of the Agreement is hereby amended and restated in its entirety as follows:

3.1	Closings. The closing of the issuance and sale of the Shares referred to on EXHIBIT A-1 pursuant to Section 2.1(a) hereof (the “Initial Closing”) shall take place contemporaneously with the execution of this Agreement by the Company and the Investors participating in such Closing (the “Initial Closing Date”) at the offices of Latham & Watkins LLP, in San Diego, CA, or such other place as agreed to by the Company and such Investors; provided, however, that the Initial Closing shall occur by no later than 5 p.m. (PT) on December 30, 2011. The closing of the issuance and sale of the Shares referred to on EXHIBIT A-2 pursuant to Section 2.1(b) hereof, if applicable (the “Additional Closing” and, together with the Initial Closing, the “Closings”), shall take place contemporaneously with the execution of a counterpart signature page to this Agreement by each of the Investors participating in such Closing, and acceptance of such counterpart signature page(s) by the Company (the “Additional Closing Date” and, together with the Initial Closing Date, the “Closing Dates”) at the offices of Latham & Watkins LLP, in San Diego, CA, or such other place as agreed to by the Company and such Investors; provided, however, that the Additional Closing shall occur by no later than 5 p.m. (PT) on March 23, 2012.

2. Governing Law. This Second Amendment shall be governed by the laws of the State of California without regard to its conflict of laws rules or principles.

3. Amendments. Except as expressly amended hereby, the Agreement shall remain unmodified and in full force and effect.

4. Entire Agreement. This Second Amendment and the Agreement and any schedules or exhibits attached to the Agreement constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5. Interpretation. Any capitalized terms used in this Second Amendment but not otherwise defined shall have the meaning provided in the Agreement.

6. Counterparts. This Second Amendment may be executed manually, electronically in Adobe® PDF file format, or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

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COUNTERPART SIGNATURE PAGES TO

SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Second Amendment as of the date Second above written.

COMPANY:

Sorrento Therapeutics, Inc.

By:	/s/ Henry Ji
Name: Henry Ji, Ph.D.
Title: Interim CEO

COUNTERPART SIGNATURE PAGES TO

SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

BY AND AMONG

SORRENTO THERAPEUTICS, INC. AND THE INVESTORS

IN WITNESS WHEREOF, the Company and each of the Investors have executed this Second Amendment as of the date Second above written.

INVESTOR:

Donald R. Scifres 2011 Annuity Trust Y

By:	/s/ Donald R. Scifres
Name:	Donald R. Scifres
Title:	Trustee